AMENDMENT NO. 1 TO AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”), dated as of October 29, 2025, is by and among XHR LP, a Delaware limited partnership (the “Borrower”), the other Loan Parties party hereto, JPMORGAN CHASE BANK, N.A. (“JPMorgan”), in its capacity as administrative agent (the “Administrative Agent”) for the Lenders, and the Lenders party hereto.
PRELIMINARY STATEMENTS:
(1) The Borrower, the Lenders, the Administrative Agent and the other financial institutions party thereto entered into that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of November 4, 2024 (the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Amended Credit Agreement;
(2) The Borrower has requested that the Lenders make certain amendments to the Credit Agreement in order to remove the credit spread adjustment from SOFR-based interest rates, and the Lenders party hereto constituting all of the Lenders are willing to make the requested amendments as set forth herein; and
(3) In consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders party hereto have agreed pursuant to Section 9.02 of the Credit Agreement to amend the Credit Agreement on the terms and subject to the conditions hereinafter set forth.
SECTION 1.    Amendments to the Credit Agreement. Upon the occurrence of the Amendment Effective Date, Section 1.01 of the Credit Agreement is amended by restating the following definitions in their entirety to read as follows:
“Adjusted Daily Effective SOFR” means an interest rate per annum equal to the Daily Effective SOFR; provided that if the Adjusted Daily Effective SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
“Adjusted Term SOFR Rate” means, for any Interest Period, an interest rate per annum equal to the Term SOFR Rate for such Interest Period; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.”

SECTION 2.    Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants that:
(a)    the execution, delivery and performance by each Loan Party of this Amendment are within each Loan Party’s corporate, partnership, limited liability company or other organizational powers and have been duly authorized by all necessary corporate, partnership, limited liability company or other organizational action. This Amendment has been duly executed and delivered by each Loan Party party hereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)    the entry by each Loan Party into this Amendment (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company, the Borrower or any of its Subsidiaries or any order, judgment or decree of any Governmental Authority, in each case to the extent such violation of applicable law or regulation or such violation of the charter, by-laws or other organizational documents of a Subsidiary could reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Company, the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Company, the Borrower or any of its Subsidiaries, in each case to the extent that such violation or default could reasonably be expected to have a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of the Company, the Borrower or any of its Subsidiaries (other than Liens arising under the Loan Documents);
(c)    there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened in writing against the Company, the Borrower or any of its Subsidiaries that involve this Amendment;
(d)    the representations and warranties of the Borrower set forth in Article III of the Amended Credit Agreement are and shall be true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on and as of the Amendment Effective Date (except to the extent that any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) as of such earlier date); and
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(e)    no Default or Event of Default has occurred and is continuing, or would result from the entering into of this Amendment by any Loan Party.
SECTION 3.    Reaffirmation of Guaranty. Each of the undersigned Guarantors has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor under each of the Loan Documents to which such Guarantor is a party shall not be impaired and each of the Loan Documents to which such Guarantor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.
The Company hereby acknowledges and agrees that the “Guaranteed Obligations” under, and as defined in, the Amended and Restated Parent Guaranty dated as of November 4, 2024, by the Company in favor of the Administrative Agent (the “Parent Guaranty”) will include all Obligations under, and as defined in, the Amended Credit Agreement.
Each of the undersigned Subsidiary Guarantors hereby acknowledges and agrees that the “Guaranteed Obligations” under, and as defined in, the Amended and Restated Subsidiary Guaranty dated as of November 4, 2024, by the Subsidiary Guarantors in favor of the Administrative Agent (the “Subsidiary Guaranty”, and together with the Parent Guaranty, the “Guaranties”) will include all Obligations under, and as defined in, the Amended Credit Agreement.
SECTION 4.    Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied (or waived by the Lenders):
(a)    The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, counterparts of this Amendment executed by each of the Loan Parties, all of the Lenders and the Administrative Agent.
(b)    To the extent invoiced to the Borrower at least one (1) Business Day prior to the Amendment Effective Date, all of the reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees and expenses of one firm of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.
SECTION 5.    Reference to and Effect on the Credit Agreement, the Notes and the other Loan Documents. (a) This Amendment is a Loan Document. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any
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Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(c)    This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, which shall remain in full force and effect, except to any extent modified by this Amendment. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents, as modified by this Amendment.
SECTION 6.    Ratification. Except as modified by this Amendment and the transactions contemplated hereby, the Credit Agreement and each of the other Loan Documents (including the Collateral Documents) are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents.
SECTION 7.    Costs and Expenses. The Borrower agrees to pay, promptly after receipt of a demand therefore, all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of one firm of counsel for the Administrative Agent) in accordance with the terms of Section 9.03 of the Credit Agreement.
SECTION 8.    Execution in Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute but a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
SECTION 9.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
XHR LP

By:    XHR GP, Inc.,
its general partner

By: /s/ Taylor C. Kessel
Name: Taylor C. Kessel
Title: Senior Vice President, General Counsel and Secretary

PARENT GUARANTOR:

XENIA HOTELS & RESORTS, INC.,
as a Guarantor

By: /s/ Taylor C. Kessel
Name: Taylor C. Kessel
Title: Senior Vice President, General Counsel and Secretary

SUBSIDIARY GUARANTORS:

IA LODGING KEY WEST, L.L.C.
IA LODGING SALT LAKE CITY, L.L.C.
IA LODGING SAN DIEGO, L.L.C.
IA LODGING SAVANNAH BARNARD, L.L.C.
XHR PORTLAND LLC
XHR SANTA BARBARA LLC
XHR ORLANDO CYPRESS LLC
XHR PHOENIX PALMS LLC
XHR SCOTTSDALE RANCH LLC
XHR CARLSBAD LLC
XHR PITTSBURGH MARKET LLC
IA LODGING SAVANNAH, L.L.C.
IA LODGING SANTA CLARA, L.L.C.
IA LODGING NEW ORLEANS, L.L.C.
XHR DENVER CURTIS LLC
XHR ATLANTA PEACHTREE LLC
XHR PORTLAND OCC LLC
IA LODGING WOODLANDS GP, L.L.C.
IA LODGING WOODLANDS LP, L.L.C.
IA LODGING HOUSTON GALLERIA GP, L.L.C.
IA LODGING HOUSTON GALLERIA LP, L.L.C.
IA LODGING HOUSTON OAKS GP, L.L.C.
IA LODGING HOUSTON OAKS LP, L.L.C.
IA LODGING DALLAS PEARL GP, L.L.C.
IA LODGING DALLAS PEARL LP, L.L.C.
PHILADELPHIA 17 LP, LLC
IA LODGING ATLANTA WAVERLY, L.L.C.
XHR ARLINGTON LLC
XHR NASHVILLE GULCH LLC
XHR CHARLESTON MEETING LLC
XHR MOUNTAIN BROOK LLC, each as a Guarantor

By:    XHR LP, the sole member of each of the foregoing limited liability companies

By:    XHR GP, Inc., its general partner

By: /s/ Taylor C. Kessel
Name: Taylor C. Kessel
Title: Senior Vice President, General Counsel and Secretary

IA LODGING WOODLANDS LP, as a Guarantor

By:    IA Lodging Woodlands GP, L.L.C., its general partner
By:    XHR LP, its sole member
By:    XHR GP, Inc., its general partner

By: /s/ Taylor C. Kessel
Name: Taylor C. Kessel
Title: Senior Vice President, General Counsel and Secretary

IA LODGING HOUSTON GALLERIA LP, as a Guarantor

By:    IA Lodging Houston Galleria GP, L.L.C., its general partner
By:    XHR LP, its sole member
By:    XHR GP, Inc., its general partner

By: /s/ Taylor C. Kessel
Name: Taylor C. Kessel
Title: Senior Vice President, General Counsel and Secretary

IA LODGING HOUSTON OAKS LP, as a Guarantor

By:    IA Lodging Houston Oaks GP, L.L.C., its general partner
By:    XHR LP, its sole member
By:    XHR GP, Inc., its general partner

By: /s/ Taylor C. Kessel
Name: Taylor C. Kessel
Title: Senior Vice President, General Counsel and Secretary

IA LODGING DALLAS PEARL LIMITED PARTNERSHIP, as a Guarantor

By:    IA Lodging Dallas Pearl GP, L.L.C., its general partner
By:    XHR LP, its sole member
By:    XHR GP, Inc., its general partner

By: /s/ Taylor C. Kessel
Name: Taylor C. Kessel
Title: Senior Vice President, General Counsel and Secretary

PHILADELPHIA 17 GP, LLC, as a Guarantor

By:    XHR Holding, Inc., its sole member

By: /s/ Taylor C. Kessel
Name: Taylor C. Kessel
Title: Senior Vice President, General Counsel and Secretary

XHR PHILADELPHIA 17, LLC, as a Guarantor

By:    Philadelphia 17 GP, LLC, its managing member
By:    XHR Holding, Inc., its sole member

By: /s/ Taylor C. Kessel
Name: Taylor C. Kessel
Title: Senior Vice President, General Counsel and Secretary

ADMINISTRATIVE AGENT AND LENDERS:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By: /s/ Brian Smolowitz
Name: Brian Smolowitz
Title: Executive Director

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Thomas Z. Schmitt
Name: Thomas Z. Schmitt
Title: Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By: /s/ Tanya L. Acosta
Name: Tanya L. Acosta
Title: Senior Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: /s/ Attila Coach
Name: Attila Coach
Title: MD

By: /s/ David Bowers
Name: David Bowers
Title: MD

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Michael Glandt
Name: Michael Glandt
Title: SVP

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Gretell Merlo
Name: Gretell Merlo
Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Andrew T. White
Name: Andrew T. White
Title: Senior Vice President

REGIONS BANK, as a Lender

By: /s/ Ghi S. Gavin
Name: Ghi S. Gavin
Title: Senior Vice President

TRUIST BANK, as a Lender

By: /s/ C. Vincent Hughes, Jr.
Name: C. Vincent Hughes, Jr.
Title: Director